                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 15, 2005



                             Trans-Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                      0-4539                    13-2598139
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(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)            File Number)            Identification No.)


       1780 Opdyke Court, Auburn Hills, MI                         48326
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    (Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code      248-364-0400





                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information required to be disclosed pursuant to Item
2.02 "Results of Operation and Financial Condition". On April 15, 2005, Trans-Industries, Inc. issued a press release announcing its financial results for the fourth quarter and year ending December 31, 2004. Attached hereto and incorporated by reference is a copy of the press release relating to such announcement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1 Press Release dated April 15, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRANS-INDUSTRIES, INC.

Date   April 18, 2005                        By /s/ Kai Kosanke
       ------------------------                 -------------------------------
                                                Kai Kosanke
                                                Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number             Description
-------            -----------
99.1                 Press release dated April 15, 2005.